3rd Quarter Fiscal Year 2017 Earnings Release Parker Hannifin Corporation April 27, 2017 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s key markets, and the company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the Company are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) segment operating income and operating margins reported in accordance with U.S. GAAP to segment operating income and operating margins without the effect of business realignment charges and CLARCOR acquisition expenses (d) below the Line Items reported in accordance with U.S. GAAP to Below the Line Items without the effect of CLARCOR acquisition expenses and, (e) actual and forecast earnings per diluted share reported in accordance with U.S. GAAP to actual and forecast earnings per diluted share without the effect of business realignment charges and CLARCOR acquisition expenses. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR acquisition expenses are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, below the line items and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges and CLARCOR acquisition expenses. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman & CEO Comments • Results & Outlook • Questions & Answers

Chairman and CEO Comments 3rd Quarter FY2017 Results  Recordable Accident Reduction of 28% in the Third Quarter  Third Quarter Sales Increased 10% to $3.12B, Organic Sales +6%, Orders +8%  Earnings per Share Increased 28% to $1.75; or +40% to $2.11 Adjusted  Segment Operating Margins of 14.8%; 16.1% Adjusted, up 140 bps Cash Flow and Capital Allocation 3rd Quarter FY2017  Year-to-date Adjusted Cash Flow from Operations 11.8% of Sales  CLARCOR and Helac Transactions Completed  Extended Record of Increasing Annual Dividends Paid to 61 Consecutive years  $50M Share Repurchase Full Year FY2017 Guidance Increased  Sales Guidance Increased to $12.0B  FY17 EPS Guidance Midpoint of $7.05 As Reported; $7.85 Adjusted  Realignment $0.25 per share, Acquisition-related Costs $0.55 per share 4

Diluted Earnings Per Share 3rd Quarter FY2017 5 *Adjusted for Business Realignment Charges, CLARCOR Acquisition Expenses **Adjusted for Business Realignment Charges

6 *Adjusted for Business Realignment Charges **Adjusted for Business Realignment Charges, CLARCOR Acquisition Expenses Influences on Adjusted Earnings Per Share 3rd Quarter FY2017 vs. 3rd Quarter FY2016

Sales & Segment Operating Margin Total Parker 7 *Acquisitions include: Jäger (closed 7/1/16), Helac (closed 2/1/17), CLARCOR (closed 2/28/17) $ in millions 3rd Quarter FY2017 % Change FY2016 Sales As Reported 3,119$ 10.3% 2,829$ Acquisitions* 159 5.6 % Currency (29) (1.0)% Organic Sales 2,989$ 5.7 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 460$ 14.8% 392$ 13.8 % Business Realignment & CLARCOR Acquisition Expense 43 25 Adjusted 503$ 16.1% 417$ 14.7%

Sales & Segment Operating Margin Diversified Industrial North America 8 *Acquisitions include: Jäger (closed 7/1/16), Helac (closed 2/1/17), CLARCOR (closed 2/28/17) $ in millions 3rd Quarter FY2017 % Change FY2016 Sales As Reported 1,413$ 13.3% 1,248$ Acquisitions* 121 9.7 % Currency (3) (0.2)% Organic Sales 1,295$ 3.8 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 228$ 16.1% 202$ 16.2 % Business Realignment & CLARCOR Acquisition Expense 30 9 Adjusted 258$ 18.2% 211$ 16.9%

Sales & Segment Operating Margin Diversified Industrial International 9 *Acquisitions include: Jäger (closed 7/1/16), Helac (closed 2/1/17), CLARCOR (closed 2/28/17) $ in millions 3rd Quarter FY2017 % Change FY2016 Sales As Reported 1,129$ 10.7% 1,020$ Acquisitions* 38 3.7 % Currency (25) (2.5)% Organic Sales 1,116$ 9.5 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 153$ 13.6% 105$ 10.3 % Business Realignment & CLARCOR Acquisition Expense 11 16 Adjusted 164$ 14.5% 121$ 11.9%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 3rd Quarter FY2017 % Change FY2016 Sales As Reported 577$ 2.8% 561$ Acquisitions - - % Currency (1) (0.1)% Organic Sales 578$ 2.9 % FY2017 % of Sales FY2016 % of Sales Segment Operating Margin As Reported 80$ 13.9% 84$ 15.0 % Business Realignment 2 1 Adjusted 82$ 14.2% 85$ 15.1%

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Mar 2017 Dec 2016 Mar 2016 Dec 2015 Total Parker 8%+ 5%+ 6%- 12%- Diversified Industrial North America 9%+ 0% 9%- 15%- Diversified Industrial International 13%+ 10%+ 6%- 10%- Aerospace Systems 0% 9%+ 1%+ 11%-

Cash Flow from Operating Activities¹ FY2017 YTD 12 *Adjusted for Discretionary Pension Plan Contribution ¹Dollars in millions FY 2017 % of Sales FY 2016 % of Sales As Reported Cash Flow From Operating Activities 789$ 9.2% 705$ 8.4% Discreti nary Pension Plan Contribution 220 2 0 Adjusted Cash Flow From Operating Activities 1,009$ 11.8% 905$ 10.8%

FY2017 Guidance – Total Parker (incl Clarcor) EPS Midpoint: $7.05 As Reported, $7.85 Adjusted 13 Expected FY17 Adjusted Segment Operating Margins, Adjusted Below the Line Items and Adjusted Earnings Per Share exclude CLARCOR Acquisition Expenses of $103M and Business Realignment Charges of $48M Sales Growth vs. Prior Year Diversified Industrial North America Diversified Industrial International Aerospace Systems Total Parker Segment Operating Margins As Reported Adjusted Diversified Industrial North America 16.1% - 16.3% 17.5% - 17.7% Diversified Industrial International 13.2% - 13.4% 13.9% - 14.1% Aerospace Systems 14.4% - 14.6% 14.5% - 14.7% Total Parker 14.7% - 14.9% 15.6% - 15.8% Below the Line Items Corporate General & Administrative Expense, Interest and Other $470 M $425 M Tax Rate Full Year Shares Diluted Shares Outstanding Earnings Per Share As Reported Adjusted Range $6.90 - $7.20 $7.70 - $8.00 136.0M 27.0% 7.1% - 9.1% 5.0% - 7.0% 0.1% - 2.1% 4.9% - 6.9%

CLARCOR Impact on Financial Results 14 *Includes: • Amortization estimated at $130M/year (to be finalized in FY18 guidance) • Depreciation estimated at $13M/year (to be finalized in FY18 guidance) • Incremental Interest costs of $73M/year CLARCOR Impact – FY2017 Q2 Actual Q3 Actual Q4 Guide FY17 Guide Sales ($M) $0 $136 $369 $505 Acquisition-Related Expenses ($M) $16 $51 $36 $103 EPS* - As Reported ($’s) ($.09) ($.24) ($.14) ($.47) EPS* - Adjusted for Acquisition- Related Expenses ($’s) $.00 $.04 $.04 $.08

15 FY2017 Guidance Reconciliation to Prior Guidance *Adjusted for Business Realignment Charges and CLARCOR Acquisition Expenses

16

Appendix • Consolidated Statement of Income • Reconciliation of EPS • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 18 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2017 2016 2017 2016 Net sales 3,119,139$ 2,828,665$ 8,533,074$ 8,403,603$ Cost of sales 2,383,790 2,209,401 6,534,280 6,550,929 Gross profit 735,349 619,264 1,998,794 1,852,674 Selling, general and administrative expenses 392,036 335,908 1,051,583 1,020,788 Interest expense 42,057 33,745 109,649 103,802 Other (income), net (13,807) (23,382) (90,468) (50,438) Income before income taxes 315,063 272,993 928,030 778,522 Income taxes 76,216 85,851 237,545 213,217 Net income 238,847 187,142 690,485 565,305 Less: Noncontrolling interests 174 58 378 261 Net income attributable to common shareholders 238,673$ 187,084$ 690,107$ 565,044$ Earnings per share attributable to common shareholders: Basic earnings per share 1.79$ 1.39$ 5.17$ 4.16$ Diluted earnings per share 1.75$ 1.37$ 5.09$ 4.12$ Average shares outstanding during period - Basic 133,232,378 134,809,610 133,410,622 135,675,823 Average shares outstanding during period - Diluted 136,102,974 136,552,769 135,527,195 137,311,848 Cash dividends per common share .66$ .63$ 1.92$ 1.89$

Reconciliation of EPS 19 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Amounts in Dollars) 2017 2016 2017 2016 Earnings per diluted share 1.75$ 1.37$ 5.09$ 4.12$ Adjustments: Business realignment charges 0.09 0.14 0.19 0.44 Acquisition-related expenses 0.27 - 0.36 - Adjusted earnings per diluted share 2.11$ 1.51$ 5.64$ 4.56$

Business Segment Information 20 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2017 2016 2017 2016 Net sales Diversif ied Industrial: North America 1,413,302$ 1,247,904$ 3,701,326$ 3,695,008$ International 1,128,886 1,019,776 3,149,777 3,050,687 Aerospace Systems 576,951 560,985 1,681,971 1,657,908 Total 3,119,139$ 2,828,665$ 8,533,074$ 8,403,603$ Segment operating income Diversif ied Industrial: North America 227,419$ 202,180$ 612,043$ 568,509$ International 152,995 105,161 417,708 329,823 Aerospace Systems 79,967 84,238 225,764 240,005 Total segment operating income 460,381 391,579 1,255,515 1,138,337 Corporate general and administrative expenses 45,747 42,322 120,707 126,583 Income before interest and other expense 414,634 349,257 1,134,808 1,011,754 Interest expense 42,057 33,745 109,649 103,802 Other expense 57,514 42,519 97,129 129,430 Income before income taxes 315,063$ 272,993$ 928,030$ 778,522$

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin 21 (Unaudited) (Dollars in thousands) Three Months Ended March 31, 2017 Three Months Ended March 31, 2016 Operating margin Operating margin Total segment operating income 460,381$ 14.8% 391,579$ 13.8% Adjustments: Business realignment charges 16,318 25,030 Acquisition-related expenses 26,226 - Adjusted total segment operating income 502,925$ 16.1% 416,609$ 14.7%

Consolidated Balance Sheet 22 (Unaudited) March 31, June 30, March 31, (Dollars in thousands) 2017 2016 2016 Assets Current assets: Cash and cash equivalents 819,563$ 1,221,653$ 1,034,971$ Marketable securities and other investments 36,758 882,342 1,069,658 Trade accounts receivable, net 1,869,303 1,593,920 1,587,785 Non-trade and notes receivable 235,924 232,183 245,248 Inventories 1,538,644 1,173,329 1,248,213 Prepaid expenses 118,962 104,360 124,025 Total current assets 4,619,154 5,207,787 5,309,900 Plant and equipment, net 1,945,739 1,568,100 1,598,758 Deferred income taxes 65,152 605,155 379,541 Goodw ill 5,508,712 2,903,037 2,948,284 Intangible assets, net 2,338,364 922,571 961,206 Other assets 848,212 827,492 831,880 Total assets 15,325,333$ 12,034,142$ 12,029,569$ Liabilities and equity Current liabilities: Notes payable 776,159$ 361,787$ 576,548$ Accounts payable 1,209,351 1,034,589 999,159 Accrued liabilities 904,297 841,915 801,716 Accrued domestic and foreign taxes 158,634 127,597 118,802 Total current liabilities 3,048,441 2,365,888 2,496,225 Long-term debt 5,255,156 2,652,457 2,651,906 Pensions nd other postretirement benefits 1,787,311 2,076,143 1,483,641 Deferred income taxes 159,666 54,395 68,108 Other liabilities 327,033 306,581 302,706 Shareholders' equity 4,742,139 4,575,255 5,023,612 Noncontrolling interests 5,587 3,423 3,371 Total liabilities and equity 15,325,333$ 12,034,142$ 12,029,569$

Consolidated Statement of Cash Flows 23 (Unaudited) Nine Months Ended March 31, (Dollars in thousands) 2017 2016 Cash flows from operating activities: Net income 690,485$ 565,305$ Depreciation and amortization 236,543 231,777 Stock incentive plan compensation 60,916 53,735 (Gain) on sale of business (42,994) (10,668) Loss on disposal of assets 513 76 (Gain) on sale of marketable securities (1,032) (535) Net change in receivables, inventories, and trade payables (35,469) (19,661) Net change in other assets and liabilities (169,403) (115,201) Other, net 49,734 (262) Net cash provided by operating activities 789,293 704,566 Cash flows from investing activities: Acquisitions (net of cash of $157,426 in 2017 and $3,814 in 2016) (4,067,755) (67,552) Capital expenditures (145,236) (110,804) Proceeds from sale of plant and equipment 8,452 14,112 Proceeds from sale of business 85,610 24,325 Purchases of marketable securities and other investments (451,561) (1,188,594) Maturities and sales of marketable securities and other investments 1,264,721 974,417 Other, net (2,590) (40,364) Net cash (used in) investing activities (3,308,359) (394,460) Cash flows from financing activities: Net payments for common stock activity (262,248) (464,367) Net proceeds from debt 2,687,761 305,555 Dividen s (257,161) (256,890) Net cash provided by (used in) financing activities 2,168,352 (415,702) Effect of exchange rate changes on cash (51,376) (40,017) Net (decrease) in cash and cash equivalents (402,090) (145,613) Cash and cash equivalents at beginning of period 1,221,653 1,180,584 Cash and cash equivalents at end of period 819,563$ 1,034,971$

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations 24 (Unaudited) (Dollars in thousands) Nine Months Ended March 31, 2017 Nine Months Ended March 31, 2016 Percent of sales Percent of sales As reported cash flow from operations 789,293$ 9.2% 704,566$ 8.4% Discretionary pension contribution 220,000 200,000 Adjusted cash flow from operations 1,009,293$ 11.8% 904,566$ 10.8%

Reconciliation of EPS 25 (Unaudited) (Amounts in dollars) Fiscal Year 2017 Forecasted earnings per diluted share $6.90 to $7.20 Adjustments: Business realignment charges .25 Acquisition expenses .55 Adjusted forecasted earnings per diluted share $7.70 to $8.00

Supplemental Sales Information Global Technology Platforms 26 (Unaudited) (Dollars in thousands) September 30, 2016 December 31, 2016 March 31, 2017 September 30, 2016 December 31, 2016 March 31, 2017 Net sales Diversif ied Industrial: Motion Systems 741,650$ 754,772$ 856,388$ 741,650$ $ 1,496,422 $ 2,352,810 Flow and Process Control 824,314 783,864 905,667 824,314 1,608,178 2,513,845 Filtration and Engineered Materials 615,930 588,385 780,133 615,930 1,204,315 1,984,448 Aerospace Systems 561,237 543,783 576,951 561,237 1,105,020 1,681,971 Total 2,743,131$ 2,670,804$ 3,119,139$ 2,743,131$ 5,413,935$ 8,533,074$ Three Months Ending Fiscal Year-to-Date